Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Revenues
Products	$ 58,850	$ 50,406
Services	8,146	5,285
Total revenues	66,996	55,691
Cost of revenues
Products	25,232	24,075
Services	8,947	6,556
Total cost of revenues	34,179	30,631
Gross profit	32,817	25,060
Operating expenses:
Research and development	10,589	9,342
Selling and marketing	12,201	10,829
General and administrative	8,054	6,138
Restructuring expenses	266	93
Total operating expenses	31,110	26,402
Operating income (loss)	1,707	(1,342)
Finance income, net	828	93
Income (loss) before taxes on income	2,535	(1,249)
Taxes on income	196	273
Net income (loss)	$ 2,339	$ (1,522)
Basic and diluted net income (loss) per share	$ 0.07	$ (0.05)